FOURTH QUARTER 2016
Supplemental Information

Investor and Media Contact
American Assets Trust
Robert F. Barton
Executive Vice President and Chief Financial Officer
858-350-2607

American Assets Trust, Inc.'s Portfolio is concentrated in high-barrier-to-entry markets with favorable supply/demand characteristics

	Retail	Office	Multifamily	Mixed-Use
Market	Square Feet	Square Feet	Units	Square Feet	Suites
San Diego	1,195,690	727,683	922 (1)	—	—

San Francisco	35,156	516,985	—	—	—

Oahu	549,308	—	—	96,707	369

Monterey	675,486	—	—	—	—

San Antonio	589,362	—	—	—	—

Portland	44,153	942,311	657	—	—

Seattle	—	494,658	—	—	—

Total	3,089,155	2,681,637	1,579	96,707	369

		Square Feet		%
Note: Circled areas represent all markets in which American Assets Trust, Inc. (the "Company") currently owns and operates its real estate assets. Size of circle denotes approximation of square feet / units. Net rentable square footage may be adjusted from the prior periods to reflect re-measurement of leased space at the properties.	Retail	3.1	million	53%
	Office	2.7	million	47%
Data is as of December 31, 2016.	Totals	5.8	million
(1) Includes 122 RV spaces.

Fourth Quarter 2016 Supplemental Information	Page 2

This Supplemental Information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act). Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: adverse economic or real estate developments in our markets; our failure to generate sufficient cash flows to service our outstanding indebtedness; defaults on, early terminations of or non-renewal of leases by tenants, including significant tenants; difficulties in identifying properties to acquire and completing acquisitions; difficulties in completing dispositions; our failure to successfully operate acquired properties and operations; our inability to develop or redevelop our properties due to market conditions; fluctuations in interest rates and increased operating costs; risks related to joint venture arrangements; our failure to obtain necessary outside financing; on-going litigation; general economic conditions; financial market fluctuations; risks that affect the general retail, office, multifamily and mixed-use environment; the competitive environment in which we operate; decreased rental rates or increased vacancy rates; conflicts of interests with our officers or directors; lack or insufficient amounts of insurance; environmental uncertainties and risks related to adverse weather conditions and natural disasters; other factors affecting the real estate industry generally; limitations imposed on our business and our ability to satisfy complex rules in order for us to continue to qualify as a REIT for U.S. federal income tax purposes; and changes in governmental regulations or interpretations thereof, such as real estate and zoning laws and increases in real property tax rates and taxation of REITs.
While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes. For a further discussion of these and other factors that could impact our future results, refer to our most recent Annual Report on Form 10-K and other risks described in documents subsequently filed by us from time to time with the Securities and Exchange Commission.

Fourth Quarter 2016 Supplemental Information	Page 3

FINANCIAL HIGHLIGHTS

Fourth Quarter 2016 Supplemental Information	Page 4

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except shares and per share data)	December 31, 2016	December 31, 2015

ASSETS
Real estate, at cost
Operating real estate	$2,241,061	$2,163,444
Construction in progress	50,498	73,121
Held for development	9,447	9,463
	2,301,006	2,246,028
Accumulated depreciation	(469,460)	(411,166)
Net real estate	1,831,546	1,834,862
Cash and cash equivalents	44,801	39,925
Restricted cash	9,950	11,623
Accounts receivable, net	9,330	7,518
Deferred rent receivable, net	38,452	38,422
Other assets, net	52,854	41,939
TOTAL ASSETS	$1,986,933	$1,974,289
LIABILITIES AND EQUITY
LIABILITIES:
Secured notes payable, net	$445,180	$579,000
Unsecured notes payable, net	596,350	446,613
Unsecured line of credit	20,000	30,000
Accounts payable and accrued expenses	32,401	31,821
Security deposits payable	6,114	5,956
Other liabilities and deferred credits, net	48,337	51,972
Total liabilities	1,148,382	1,145,362
Commitments and contingencies
EQUITY:
American Assets Trust, Inc. stockholders' equity
Common stock, $0.01 par value, 490,000,000 shares authorized, 45,732,109 and 45,407,719 shares issued and outstanding at December 31, 2016 and December 31, 2015, respectively	457	454
Additional paid in capital	874,597	863,432
Accumulated dividends in excess of net income	(77,296)	(64,066)
Accumulated other comprehensive income (loss)	11,798	(258)
Total American Assets Trust, Inc. stockholders' equity	809,556	799,562
Noncontrolling interests	28,995	29,365
Total equity	838,551	828,927
TOTAL LIABILITIES AND EQUITY	$1,986,933	$1,974,289

Fourth Quarter 2016 Supplemental Information	Page 5

CONSOLIDATED STATEMENTS OF INCOME

(Amounts in thousands, except shares and per share data)	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
REVENUE:
Rental income	$72,180	$68,111	$279,498	$261,887
Other property income	4,382	3,419	15,590	13,736
Total revenue	76,562	71,530	295,088	275,623
EXPENSES:
Rental expenses	20,919	20,377	79,553	73,187
Real estate taxes	7,932	6,109	28,378	24,819
General and administrative	4,441	3,913	17,897	20,074
Depreciation and amortization	18,160	17,238	71,319	63,392
Total operating expenses	51,452	47,637	197,147	181,472
OPERATING INCOME	25,110	23,893	97,941	94,151
Interest expense	(12,788)	(13,010)	(51,936)	(47,260)
Gain on sale of real estate	—	—	—	7,121
Other income (expense), net	86	343	(368)	(97)
NET INCOME	12,408	11,226	45,637	53,915
Net income attributable to restricted shares	(61)	(53)	(189)	(168)
Net income attributable to unitholders in the Operating Partnership	(3,486)	(2,961)	(12,863)	(15,238)
NET INCOME ATTRIBUTABLE TO AMERICAN ASSETS TRUST, INC. STOCKHOLDERS	$8,861	$8,212	$32,585	$38,509

EARNINGS PER COMMON SHARE
Basic income attributable to common stockholders per share	$0.19	$0.18	$0.72	$0.87
Weighted average shares of common stock outstanding - basic	45,480,870	45,219,849	45,332,471	44,439,112
Diluted income attributable to common stockholders per share	$0.19	$0.18	$0.72	$0.86
Weighted average shares of common stock outstanding - diluted	63,369,692	63,119,365	63,228,159	62,339,163

Fourth Quarter 2016 Supplemental Information	Page 6

FUNDS FROM OPERATIONS, FFO AS ADJUSTED & FUNDS AVAILABLE FOR DISTRIBUTION

(Amounts in thousands, except shares and per share data)	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
Funds from Operations (FFO) (1)
Net income	$12,408	$11,226	$45,637	$53,915
Depreciation and amortization of real estate assets	18,160	17,238	71,319	63,392
Gain on sale of real estate	—	—	—	(7,121)
FFO, as defined by NAREIT	30,568	28,464	116,956	110,186
Less: Nonforfeitable dividends on incentive stock awards	(59)	(51)	(183)	(159)
FFO attributable to common stock and common units	$30,509	$28,413	$116,773	$110,027

FFO per diluted share/unit	$0.48	$0.45	$1.85	$1.76

Weighted average number of common shares and common units, diluted (2)	63,372,367	63,123,114	63,230,829	62,342,953

Funds Available for Distribution (FAD) (1)	$20,421	$21,665	$86,269	$80,469

Dividends
Dividends declared and paid	$16,541	$15,827	$64,077	$59,412
Dividends declared and paid per share/unit	$0.2600	$0.2500	$1.0100	$0.9475

Fourth Quarter 2016 Supplemental Information	Page 7

FUNDS FROM OPERATIONS, FFO AS ADJUSTED & FUNDS AVAILABLE FOR DISTRIBUTION (CONTINUED)

(Amounts in thousands, except shares and per share data)	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
Funds Available for Distribution (FAD) (1)
FFO	$30,568	$28,464	$116,956	$110,186
Adjustments:
Tenant improvements, leasing commissions and maintenance capital expenditures	(10,494)	(7,171)	(35,057)	(30,957)
Net effect of straight-line rents (3)	(46)	(724)	552	(2,926)
Amortization of net above (below) market rents (4)	(919)	(745)	(3,471)	(2,919)
Net effect of other lease assets (5)	(307)	98	585	153
Amortization of debt issuance costs and debt fair value adjustment	1,119	1,054	4,473	4,214
Non-cash compensation expense	559	740	2,414	2,877
Nonforfeitable dividends on incentive stock awards	(59)	(51)	(183)	(159)
FAD	$20,421	$21,665	$86,269	$80,469

Summary of Capital Expenditures
Tenant improvements and leasing commissions	$5,779	$3,997	$17,618	$18,888
Maintenance capital expenditures	4,715	3,174	17,439	12,069
	$10,494	$7,171	$35,057	$30,957

Notes:

(1)	See Glossary of Terms.

(2)
For the three months and year ended December 31, 2016 and 2015, the weighted average common shares and common units used to compute FFO per diluted share/unit include operating partnership common units and unvested restricted stock awards that are subject to time vesting. The shares/units used to compute FFO per diluted share/unit include additional shares/units which were excluded from the computation of diluted EPS, as they were anti-dilutive for the periods presented.

(3)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(4)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(5)
Represents adjustments related to amortization of lease incentives paid to tenants, amortization of lease intangibles, lease termination fees at City Center Bellevue, and straight-line rent expense for our leases of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

Fourth Quarter 2016 Supplemental Information	Page 8

SAME-STORE PORTFOLIO NET OPERATING INCOME (NOI)

(Amounts in thousands)	Three Months Ended December 31, 2016
	Retail	Office	Multifamily	Mixed-Use	Total
Real estate rental revenue
Same-store portfolio	$26,378	$19,294	$4,879	$15,277	$65,828
Non-same store portfolio (1)	288	7,544	2,902	—	10,734
Total	26,666	26,838	7,781	15,277	76,562
Real estate expenses
Same-store portfolio	7,622	5,821	1,790	9,138	24,371
Non-same store portfolio (1)	109	2,623	1,748	—	4,480
Total	7,731	8,444	3,538	9,138	28,851
Net Operating Income (NOI), GAAP basis
Same-store portfolio	18,756	13,473	3,089	6,139	41,457
Non-same store portfolio (1)	179	4,921	1,154	—	6,254
Total	$18,935	$18,394	$4,243	$6,139	$47,711
Same-store portfolio NOI, GAAP basis	$18,756	$13,473	$3,089	$6,139	$41,457
Net effect of straight-line rents (2)	(599)	519	—	37	(43)
Amortization of net above (below) market rents (3)	(288)	(660)	—	27	(921)
Net effect of other lease assets (4)	—	(367)	—	(37)	(404)
Same-store portfolio NOI, cash basis	$17,869	$12,965	$3,089	$6,166	$40,089

Notes:

(1)	Same-store portfolio and non-same store portfolio are determined based on properties held on December 31, 2016 and 2015. See Glossary of Terms.

(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(4)
Represents adjustments related to amortization of lease incentives paid to tenants, amortization of lease intangibles, lease termination fees at City Center Bellevue, and straight-line rent expense for our leases of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

Fourth Quarter 2016 Supplemental Information	Page 9

SAME-STORE PORTFOLIO NET OPERATING INCOME (NOI) (CONTINUED)

(Amounts in thousands)	Year Ended December 31, 2016
	Retail	Office	Multifamily	Mixed-Use	Total
Real estate rental revenue
Same-store portfolio	$100,446	$73,775	$19,354	$61,664	$255,239
Non-same store portfolio (1)	536	29,479	9,834	—	39,849
Total	100,982	103,254	29,188	61,664	295,088
Real estate expenses
Same-store portfolio	27,621	21,290	6,671	35,660	91,242
Non-same store portfolio (1)	313	10,549	5,827	—	16,689
Total	27,934	31,839	12,498	35,660	107,931
Net Operating Income (NOI), GAAP basis
Same-store portfolio	72,825	52,485	12,683	26,004	163,997
Non-same store portfolio (1)	223	18,930	4,007	—	23,160
Total	$73,048	$71,415	$16,690	$26,004	$187,157
Same-store portfolio NOI, GAAP basis	$72,825	$52,485	$12,683	$26,004	$163,997
Net effect of straight-line rents (2)	510	987	—	(38)	1,459
Amortization of net above (below) market rents (3)	(1,241)	(2,413)	—	131	(3,523)
Net effect of other lease assets (4)	—	346	—	(148)	198
Same-store portfolio NOI, cash basis	$72,094	$51,405	$12,683	$25,949	$162,131

Notes:

(1)	Same-store portfolio and non-same store portfolio are determined based on properties held on December 31, 2016 and 2015. See Glossary of Terms.

(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(4)
Represents adjustments related to amortization of lease incentives paid to tenants, amortization of lease intangibles, lease termination fees at City Center Bellevue, and straight-line rent expense for our leases of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

Fourth Quarter 2016 Supplemental Information	Page 10

SAME-STORE PORTFOLIO NOI COMPARISON EXCLUDING REDEVELOPMENT

(Amounts in thousands)	Three Months Ended			Year Ended
	December 31,			December 31,
	2016	2015	Change	2016	2015	Change
Cash Basis:
Retail	$17,869	$18,706	(4.5)%	$72,094	$71,764	0.5%
Office	12,965	11,763	10.2	51,405	46,034	11.7
Multifamily	3,089	2,993	3.2	12,683	11,549	9.8
Mixed-Use	6,166	6,491	(5.0)	25,949	24,981	3.9
	$40,089	$39,953	0.3%	$162,131	$154,328	5.1%

GAAP Basis:
Retail	$18,756	$18,864	(0.6)%	$72,825	$72,836	—%
Office	13,473	12,916	4.3	52,485	50,924	3.1
Multifamily	3,089	2,993	3.2	12,683	11,549	9.8
Mixed-Use	6,139	6,407	(4.2)	26,004	24,565	5.9
	$41,457	$41,180	0.7%	$163,997	$159,874	2.6%

Fourth Quarter 2016 Supplemental Information	Page 11

SAME-STORE PORTFOLIO NOI COMPARISON WITH REDEVELOPMENT

(Amounts in thousands)	Three Months Ended			Year Ended
	December 31,			December 31,
	2016	2015	Change	2016	2015	Change
Cash Basis:
Retail	$17,869	$18,706	(4.5)%	$72,094	$71,764	0.5%
Office	17,925	16,016	11.9	70,228	64,008	9.7
Multifamily	3,089	2,993	3.2	12,683	11,549	9.8
Mixed-Use	6,166	6,491	(5.0)	25,949	24,981	3.9
	$45,049	$44,206	1.9%	$180,954	$172,302	5.0%

GAAP Basis:
Retail	$18,756	$18,864	(0.6)%	$72,825	$72,836	—%
Office	18,397	17,198	7.0	71,427	68,816	3.8
Multifamily	3,089	2,993	3.2	12,683	11,549	9.8
Mixed-Use	6,139	6,407	(4.2)	26,004	24,565	5.9
	$46,381	$45,462	2.0%	$182,939	$177,766	2.9%

Fourth Quarter 2016 Supplemental Information	Page 12

NOI BY REGION

(Amounts in thousands)	Three Months Ended December 31, 2016
	Retail	Office	Multifamily	Mixed-Use	Total
Southern California
NOI, GAAP basis (1)	$7,607	$4,381	$3,089	$—	$15,077
Net effect of straight-line rents (2)	(229)	(6)	—	—	(235)
Amortization of net above (below) market rents (3)	(198)	—	—	—	(198)
Net effect of other lease assets (4)	—	92	—	—	92
NOI, cash basis	7,180	4,467	3,089	—	14,736
Northern California
NOI, GAAP basis (1)	2,857	4,839	—	—	7,696
Net effect of straight-line rents (2)	8	341	—	—	349
Amortization of net above (below) market rents (3)	(97)	(194)	—	—	(291)
Net effect of other lease assets (4)	—	174	—	—	174
NOI, cash basis	2,768	5,160	—	—	7,928
Hawaii
NOI, GAAP basis (1)	4,715	—	—	6,139	10,854
Net effect of straight-line rents (2)	(351)	—	—	37	(314)
Amortization of net above (below) market rents (3)	83	—	—	27	110
Net effect of other lease assets (4)	—	—	—	(37)	(37)
NOI, cash basis	4,447	—	—	6,166	10,613
Oregon
NOI, GAAP basis (1)	203	4,522	1,154	—	5,879
Net effect of straight-line rents (2)	(97)	(48)	158	—	13
Amortization of net above (below) market rents (3)	—	(93)	—	—	(93)
Net effect of other lease assets (4)	—	6	—	—	6
NOI, cash basis	106	4,387	1,312	—	5,805
Texas
NOI, GAAP basis (1)	3,553	—	—	—	3,553
Net effect of straight-line rents (2)	(27)	—	—	—	(27)
Amortization of net above (below) market rents (3)	(76)	—	—	—	(76)
NOI, cash basis	3,450	—	—	—	3,450
Washington
NOI, GAAP basis (1)	—	4,652	—	—	4,652
Net effect of straight-line rents (2)	—	168	—	—	168
Amortization of net above (below) market rents (3)	—	(371)	—	—	(371)
Net effect of other lease assets (4)	—	(542)	—	—	(542)
NOI, cash basis	—	3,907	—	—	3,907
Total
NOI, GAAP basis (1)	18,935	18,394	4,243	6,139	47,711
Net effect of straight-line rents (2)	(696)	455	158	37	(46)
Amortization of net above (below) market rents (3)	(288)	(658)	—	27	(919)
Net effect of other lease assets (4)	—	(270)	—	(37)	(307)
NOI, cash basis	$17,951	$17,921	$4,401	$6,166	$46,439
Notes:

(1)	See Glossary of Terms.

(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(4)
Represents adjustments related to amortization of lease incentives paid to tenants, amortization of lease intangibles, lease termination fees at City Center Bellevue, and straight-line rent expense for our leases of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

Fourth Quarter 2016 Supplemental Information	Page 13

NOI BREAKDOWN

Three Months Ended December 31, 2016

Portfolio NOI, Cash Basis Breakdown

Portfolio Diversification by Geographic Region

Portfolio NOI, GAAP Basis Breakdown

Portfolio Diversification by Geographic Region

Portfolio Diversification by Segment

Portfolio Diversification by Segment

Fourth Quarter 2016 Supplemental Information	Page 14

PROPERTY REVENUE AND OPERATING EXPENSES

(Amounts in thousands)	Three Months Ended December 31, 2016
		Additional			Property
		Property		Billed Expense	Operating
Property	Base Rent (1)	Income (2)		Reimbursements (3)	Expenses (4)
Retail Portfolio
Carmel Country Plaza	$908	$21		$229	$(215)
Carmel Mountain Plaza	2,966	42		833	(941)
South Bay Marketplace	575	73		211	(219)
Lomas Santa Fe Plaza	1,352	21		351	(469)
Solana Beach Towne Centre	1,498	15		527	(562)
Del Monte Center	2,375	554		1,099	(1,554)
Geary Marketplace	299	1		155	(161)
The Shops at Kalakaua	480	25		43	(75)
Waikele Center	4,028	366		1,219	(1,639)
Alamo Quarry Market	3,474	267		2,026	(2,317)
Hassalo on Eighth - Retail (5)	138	44		42	(80)
Subtotal Retail Portfolio	$18,093	$1,429		$6,735	$(8,232)
Office Portfolio
Torrey Reserve Campus (6)	$4,555	$51		$242	$(1,298)
Solana Beach Corporate Centre	1,872	2		37	(507)
The Landmark at One Market	6,003	29		439	(2,162)
One Beach Street	1,003	1		337	(490)
First & Main	2,908	224		348	(860)
Lloyd District Portfolio (6)	2,596	492		45	(1,323)
City Center Bellevue	4,350	695	(7)	494	(1,628)
Subtotal Office Portfolio	$23,287	$1,494		$1,942	$(8,268)
Multifamily Portfolio
Loma Palisades	$3,027	$201		$—	$(1,199)
Imperial Beach Gardens	851	68		—	(296)
Mariner's Point	407	27		—	(126)
Santa Fe Park RV Resort	273	24		—	(168)
Hassalo on Eighth - Multifamily(5)	2,840	305		—	(1,749)
Subtotal Multifamily Portfolio	$7,398	$625		$—	$(3,538)

Fourth Quarter 2016 Supplemental Information	Page 15

PROPERTY REVENUE AND OPERATING EXPENSES (CONTINUED)

(Amounts in thousands)	Three Months Ended December 31, 2016
		Additional		Property
		Property	Billed Expense	Operating
Property	Base Rent (1)	Income (2)	Reimbursements (3)	Expenses (4)
Mixed-Use Portfolio
Waikiki Beach Walk - Retail	$2,707	$1,520	$1,103	$(1,780)
Waikiki Beach Walk - Embassy Suites™	9,327	673	—	(7,384)
Subtotal Mixed-Use Portfolio	$12,034	$2,193	$1,103	$(9,164)
Total	$60,812	$5,741	$9,780	$(29,202)

Notes:

(1)
Base rent for our retail and office portfolio and the retail portion of our mixed-use portfolio represents base rent for the three months ended December 31, 2016 (before abatements) and excludes the impact of straight-line rent and above (below) market rent adjustments. Total abatements for our retail and office portfolio were approximately $50 and $529, respectively, for the three months ended December 31, 2016. There were no abatements for the retail portion of our mixed-use portfolio for the three months ended December 31, 2016. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses. Multifamily portfolio base rent represents base rent (including parking, before abatements) less vacancy allowance and employee rent credits and includes additional rents (additional rents include insufficient notice penalties, month-to-month charges and pet rent). There were $84 of abatements for our multifamily portfolio for the three months ended December 31, 2016. For Waikiki Beach Walk - Embassy SuitesTM, base rent is equal to the actual room revenue for the three months ended December 31, 2016.

(2)
Represents additional property-related income for the three months ended December 31, 2016, which includes: (i) percentage rent, (ii) other rent (such as storage rent, license fees and association fees) and (iii) other property income (such as late fees, default fees, lease termination fees, parking revenue, the reimbursement of general excise taxes, laundry income and food and beverage sales).

(3)	Represents billed tenant expense reimbursements for the three months ended December 31, 2016.

(4)
Represents property operating expenses for the three months ended December 31, 2016. Property operating expenses includes all rental expenses, except non cash rent expense and the provision for bad debt recorded for deferred rent receivables.

(5)
The Hassalo on Eighth property is comprised of the following three multifamily buildings (each with a ground floor retail component): Velomor, Aster Tower and Elwood. The Aster Tower and Elwood multifamily buildings were placed into operations in October 2015 and the Velomor multifamily building was placed into operations in July 2015. The retail component of the Elwood building was placed into operations in April 2016, the retail component of the Velomor building was placed into operations in July 2016, and the retail component of the Aster Tower building was placed into operations in October 2016.

(6)
Base rent shown includes amounts related to American Assets Trust, L.P.'s leases at Torrey Reserve Campus and Lloyd District Portfolio. This intercompany rent is eliminated in the consolidated statement of operations. The base rent and abatements were both $251 for the three months ended December 31, 2016.

(7)	Excluded lease termination fees not yet received as of December 31, 2016.

Fourth Quarter 2016 Supplemental Information	Page 16

SEGMENT CAPITAL EXPENDITURES

(Amounts in thousands)	Three Months Ended December 31, 2016
Segment	Tenant Improvements and Leasing Commissions	Maintenance Capital Expenditures	Total Tenant Improvements, Leasing Commissions and Maintenance Capital Expenditures	Redevelopment and Expansions	New Development	Total Capital Expenditures
Retail Portfolio	$271	$1,134	$1,405	$—	$99	$1,504
Office Portfolio	5,504	2,475	7,979	—	5,221	13,200
Multifamily Portfolio	—	431	431	—	—	431
Mixed-Use Portfolio	4	675	679	—	—	679
Total	$5,779	$4,715	$10,494	$—	$5,320	$15,814

	Year Ended December 31, 2016
Segment	Tenant Improvements and Leasing Commissions	Maintenance Capital Expenditures	Total Tenant Improvements, Leasing Commissions and Maintenance Capital Expenditures	Redevelopment and Expansions	New Development	Total Capital Expenditures
Retail Portfolio	$2,589	$2,733	$5,322	$—	$8,049	$13,371
Office Portfolio	14,911	12,202	27,113	243	19,120	46,476
Multifamily Portfolio	—	1,727	1,727	—	736	2,463
Mixed-Use Portfolio	118	777	895	—	—	895
Total	$17,618	$17,439	$35,057	$243	$27,905	$63,205

Fourth Quarter 2016 Supplemental Information	Page 17

SUMMARY OF OUTSTANDING DEBT

(Amounts in thousands)	Amount
	Outstanding at		Annual Debt		Balance at
Debt	December 31, 2016	Interest Rate	Service (1)	Maturity Date	Maturity
Waikiki Beach Walk - Retail (2)	130,310	5.39%	134,444	July 1, 2017	130,310
Solana Beach Corporate Centre III-IV (3)	35,440	6.39%	36,962	August 1, 2017	35,136
Loma Palisades (2)	73,744	6.09%	4,553	July 1, 2018	73,744
One Beach Street (2)	21,900	3.94%	875	April 1, 2019	21,900
Torrey Reserve - North Court (3)	20,399	7.22%	1,836	June 1, 2019	19,443
Torrey Reserve - VCI, VCII, VCIII (3)	6,884	6.36%	560	June 1, 2020	6,439
Solana Beach Corporate Centre I-II (3)	10,927	5.91%	855	June 1, 2020	10,169
Solana Beach Towne Centre (3)	36,424	5.91%	2,849	June 1, 2020	33,898
City Center Bellevue (2)	111,000	3.98%	4,479	November 1, 2022	111,000
Secured Notes Payable / Weighted Average (4)	$447,028	5.32%	$187,413		$442,039

Series A Notes (5)	$150,000	3.88%	$6,060	October 31, 2021	$150,000
Series B Notes	100,000	4.45%	4,450	February 2, 2025	100,000
Series C Notes	100,000	4.50%	4,500	April 1, 2025	100,000
Term Loan A (6)	100,000	3.08%	3,125	January 9, 2019	100,000
Term Loan B (7)	100,000	3.15%	3,149	March 1, 2023	100,000
Term Loan C (8)	50,000	3.14%	1,571	March 1, 2023	50,000
Unsecured Notes Payable / Weighted Average (9)	$600,000	3.76%	$22,855		$600,000

Unsecured Line of Credit (10)	$20,000	2.10%
Notes:

(1)	Includes principal balance of outstanding debt for Waikiki Beach Walk - Retail and Solana Beach Corporate Center III-IV, as such debt is due within the next twelve (12) months.

(2)	Interest only.

(3)	Principal payments based on a 30-year amortization schedule.

(4)	The Secured Notes Payable total does not include the unamortized fair value adjustment of $1.3 million and debt issuance costs, net of $0.5 million.

(5)
$150 million of 4.04% Senior Guaranteed Notes, Series A, due October 31, 2021. Net of the settlement of the forward-starting interest rate swap, the fixed interest rate in accordance with GAAP for the Series A Notes is approximately 3.88% per annum, through maturity.

(6)
Term Loan A has a maturity date of January 9, 2018 and we have one 12-month option remaining to extend its maturity to 2019, which we intend to exercise. Term Loan A accrues interest at a variable rate, which we fixed as part of an interest rate swap for an all-in interest rate of 3.08%, subject to adjustments based on our consolidated leverage ratio.

(7)
Term Loan B matures on March 1, 2023. Term Loan B accrues interest at a variable rate, which we fixed as part of an interest rate swap for an all-in interest rate of 3.15%, subject to adjustments based on our consolidated leverage ratio.

(8)
Term Loan C matures on March 1, 2023. Term Loan C accrues interest at a variable rate, which we fixed as part of an interest rate swap for an all-in interest rate of 3.14%, subject to adjustments based on our consolidated leverage ratio.

(9)	The Unsecured Notes Payable total does not include debt issuance costs, net of $3.7 million.

(10)
The unsecured revolving line of credit (the "Revolver Loan") has a capacity of $250 million plus an accordion feature that may allow us to increase the availability thereunder up to an additional $250 million, subject to meeting specified requirements and obtaining additional commitments from lenders. The Revolver Loan initially matures on January 9, 2018 and we have two six-month options to extend its maturity to January 9, 2019. The Revolver Loan currently accrues interest at LIBOR, plus a spread which ranges from 1.35%-1.95%, based on our consolidated leverage ratio.

Fourth Quarter 2016 Supplemental Information	Page 18

MARKET CAPITALIZATION

(Amounts in thousands, except per share data)

Market data	December 31, 2016
Common shares outstanding	45,732
Common units outstanding	17,889
Common shares and common units outstanding	63,621
Market price per common share	$43.08
Equity market capitalization	$2,740,793
Total debt	$1,067,028
Total market capitalization	$3,807,821
Less: Cash on hand	$(44,801)
Total enterprise value	$3,763,020
Total assets, gross	$2,456,393
Total unencumbered assets, gross	$1,709,775

Total debt/Total capitalization	28.0%
Total debt/Total enterprise value	28.4%
Net debt/Total enterprise value (1)	27.2%
Total debt/Total assets, gross	43.4%
Net debt/Total assets, gross (1)	41.6%
Total unencumbered assets, gross/Unsecured debt	275.8%

Total debt/EBITDA (2)(3)	6.2	x
Net debt/EBITDA (1)(2)(3)	5.9	x
Interest coverage ratio (4)	3.7	x
Fixed charge coverage ratio (4)	3.7	x

Weighted Average Fixed Interest Rate	2017	2018	2019	2020	2021	2022	2023	2024	2025
	5.6%	6.1%	3.8%	6.0%	3.9%	4.0%	3.1%	—%	4.5%

Total Weighed Average Fixed Interest Rate:	4.4%
Weighted Average Term to Maturity:	4.4 years

Credit Ratings
Rating Agency	Rating	Outlook
Fitch	BBB	Stable
Moody's	Baa3	Stable
Standard & Poors	BBB-	Stable

Notes:

(1)	Net debt is equal to total debt less cash on hand.

(2)	See Glossary of Terms for discussion of EBITDA.

(3)	As used here, EBITDA represents the actual for the three months ended December 31, 2016 annualized.

(4)	Calculated as EBITDA divided by interest on borrowed funds, including capitalized interest and excluding debt fair value adjustments and loan fee amortization.

(5)	Assumes the exercise of the one 12-month option remaining to extend the maturity of the unsecured term loan to January 2019.

Fourth Quarter 2016 Supplemental Information	Page 19

SUMMARY OF DEVELOPMENT OPPORTUNITIES

Our portfolio has numerous potential opportunities to create future shareholder value. These opportunities could be subject to government approvals, lender consents, tenant consents, market conditions, availability of debt and/or equity financing, etc. Many of these opportunities are in their preliminary stages and may not ultimately come to fruition. This schedule will update as we modify various assumptions and markets conditions change. Square footages and units set forth below are estimates only and ultimately may differ materially from actual square footages and units.

In-Process Development Projects

						Project Costs (in thousands) (2)
		Start Date	Estimated Completion Date	Estimated Stabilization Date (1)	Estimated Rentable Square Feet	Three Months	Cost Incurred to Date	Total Estimated Investment	Estimated Stabilized Yield (3)
						Ended
Property	Location					December 31, 2016
Office Property:
Torrey Point	San Diego, CA	2015	2017	2018	88,000	$5,592	$32,123	$55,800	7% - 8%

Development/Redevelopment Pipeline
Property	Property Type	Location	Estimated Rentable Square Feet	Multifamily Units
Solana Beach Corporate Centre (Building 5)	Retail	Solana Beach, CA	10,000	N/A
Lomas Santa Fe Plaza	Retail	Solana Beach, CA	45,000	N/A
Solana Beach - Highway 101 (4)	Mixed Use	Solana Beach, CA	48,000	36
Lloyd District Portfolio - multiple phases (5)	Mixed Use	Portland, OR	TBD	TBD

Notes:

(1)	Based on management's estimation of stabilized occupancy (90%).

(2)	For all properties, project costs exclude capitalized interest cost which is calculated in accordance with Accounting Standards Codification 835-20-50-1.

(3)	The estimated stabilized yield is calculated based on total estimated project costs, as defined above, when the project has reached stabilized occupancy.

(4)
Represents commercial portion of development opportunity for Solana Beach - Highway 101. A third party has been granted an option to acquire this property exercisable on or prior to August 22, 2018 at a price ranging from $9.0 million to $9.45 million in consideration for a non-refundable $0.6 million option payment.

(5)
The Lloyd District Portfolio was acquired in 2011 consisting of approximately 600,000 rentable square feet on more than 16 acres located in the Lloyd District of Portland, Oregon. The portion of the property that has been designated for additional development to include a high density, transit oriented, mixed-use urban village, with the potential to be in excess of approximately three million square feet. The entitlement for such development opportunity allows a 12:1 Floor Area Ratio with a 250 foot height limit and provides for retail, office and/or multifamily development.  Additional development plans are in the early stages and will continue to progress as demand and economic conditions allow.

Fourth Quarter 2016 Supplemental Information	Page 20

PORTFOLIO DATA

Fourth Quarter 2016 Supplemental Information	Page 21

PROPERTY REPORT

As of December 31, 2016				Retail and Office Portfolios
				Net			Annualized
			Number	Rentable			Base Rent
		Year Built/	of	Square	Percentage	Annualized	per Leased
Property	Location	Renovated	Buildings	Feet (1)	Leased (2)	Base Rent (3)	Square Foot (4)	Retail Anchor Tenant(s) (5)	Other Principal Retail Tenants (6)
Retail Properties
Carmel Country Plaza	San Diego, CA	1991	9	78,098	94.6%	$3,603,752	$48.78		Sharp Healthcare, San Diego County Credit Union
Carmel Mountain Plaza (7)	San Diego, CA	1994/2014	15	528,416	98.6	11,900,588	22.84	Sears	Dick's Sporting Goods, Saks Fifth Avenue Off 5th
South Bay Marketplace (7)	San Diego, CA	1997	9	132,877	100.0	2,301,751	17.32		Ross Dress for Less, Grocery Outlet
Lomas Santa Fe Plaza	Solana Beach, CA	1972/1997	9	209,569	93.7	5,314,489	27.06		Vons, Home Goods
Solana Beach Towne Centre	Solana Beach, CA	1973/2000/2004	12	246,730	98.2	6,079,732	25.09		Dixieline Probuild, Marshalls
Del Monte Center (7)	Monterey, CA	1967/1984/2006	16	675,486	98.1	10,104,639	15.25	Macy's, KLA Monterrey	Century Theatres, Macy's Furniture Gallery
Geary Marketplace	Walnut Creek, CA	2012	3	35,156	100.0	1,197,344	34.06		Sprouts Farmer Market, Freebirds Wild Burrito
The Shops at Kalakaua	Honolulu, HI	1971/2006	3	11,671	100.0	1,917,969	164.34		Hawaii Beachware & Fashion, Diesel U.S.A. Inc.
Waikele Center	Waipahu, HI	1993/2008	9	537,637	90.7	16,098,715	33.01	Lowe's, Kmart(10)	UFC Gym, Old Navy
Alamo Quarry Market (7)	San Antonio, TX	1997/1999	16	589,362	99.9	13,964,184	23.72	Regal Cinemas	Bed Bath & Beyond, Whole Foods Market
Hassalo on Eighth (8)	Portland, OR	2015	3	44,153	76.6	809,337	23.93		Providence Health & Services, Green Zebra Grocery
Subtotal/Weighted Average Retail Portfolio			104	3,089,155	96.6%	$73,292,500	$24.56
Office Properties
Torrey Reserve Campus	San Diego, CA	1996-2000/2014-2016	14	515,192	88.5%	$18,752,967	$41.13
Solana Beach Corporate Centre	Solana Beach, CA	1982/2005	4	212,491	93.2	7,390,502	37.32
The Landmark at One Market (9)	San Francisco, CA	1917/2000	1	419,371	100.0	24,030,395	57.30
One Beach Street	San Francisco, CA	1924/1972/1987/1992	1	97,614	100.0	4,040,694	41.39
First & Main	Portland, OR	2010	1	360,641	98.7	10,947,393	30.76
Lloyd District Portfolio	Portland, OR	1940-2011/present	6	581,670	72.1	10,862,292	25.90
City Center Bellevue	Bellevue, WA	1987	1	494,658	95.2	17,406,056	36.96
Subtotal/Weighted Average Office Portfolio			28	2,681,637	90.1%	$93,430,299	$38.67
Total/Weighted Average Retail and Office Portfolio			132	5,770,792	93.6%	$166,722,799	$30.87

Fourth Quarter 2016 Supplemental Information	Page 22

PROPERTY REPORT (CONTINUED)

As of December 31, 2016
			Number				Average Monthly
		Year Built/	of		Percentage	Annualized	Base Rent per
Property	Location	Renovated	Buildings	Units	Leased (2)	Base Rent (3)	Leased Unit (4)
Loma Palisades	San Diego, CA	1958/2001-2008	80	548	95.1%	$11,930,772	$1,908
Imperial Beach Gardens	Imperial Beach, CA	1959/2008	26	160	96.9	3,402,948	$1,829
Mariner's Point	Imperial Beach, CA	1986	8	88	97.7	1,626,312	$1,576
Santa Fe Park RV Resort (11)	San Diego, CA	1971/2007-2008	1	126	80.2	1,173,324	$968
Hassalo on Eighth - Velomor (8)	Portland, OR	2015	1	177	88.1	3,130,644	$1,673
Hassalo on Eighth - Aster Tower (8)	Portland, OR	2015	1	337	85.2	5,843,700	$1,696
Hassalo on Eighth - Elwood (8)	Portland, OR	2015	1	143	83.9	2,208,456	$1,534
Total/Weighted Average Multifamily Portfolio			118	1,579	90.3%	$29,316,156	$1,713

Mixed-Use Portfolio
			Number	Net Rentable			Annualized Base
		Year Built/	of	Square	Percentage	Annualized	Rent per Leased	Retail
Retail Portion	Location	Renovated	Buildings	Feet (1)	Leased (2)	Base Rent (3)	Square Foot (4)	Anchor Tenant(s) (5)	Other Principal Retail Tenants (6)
Waikiki Beach Walk - Retail	Honolulu, HI	2006	3	96,707	98.7%	$10,838,934	$113.56		Yard House, Roy's

			Number				Annualized
		Year Built/	of		Average	Average	Revenue per
Hotel Portion	Location	Renovated	Buildings	Units	Occupancy (12)	Daily Rate(12)	Available Room (12)
Waikiki Beach Walk - Embassy Suites™	Honolulu, HI	2008/2014	2	369	88.4%	$310.95	$274.74

Notes:

(1)
The net rentable square feet for each of our retail properties and the retail portion of our mixed-use property is the sum of (1) the square footages of existing leases, plus (2) for available space, the field-verified square footage. The net rentable square feet for each of our office properties is the sum of (1) the square footages of existing leases, plus (2) for available space, management’s estimate of net rentable square feet based, in part, on past leases. The net rentable square feet included in such office leases is generally determined consistently with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines. Net rentable square footage may be adjusted from the prior periods to reflect re-measurement of leased space at the properties.

(2)
Percentage leased for each of our retail and office properties and the retail portion of the mixed-use property includes square footage under leases as of December 31, 2016, including leases which may not have commenced as of December 31, 2016. Percentage leased for our multifamily properties includes total units rented as of December 31, 2016.

(3)
Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) for the month ended December 31, 2016 by 12. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4)
Annualized base rent per leased square foot is calculated by dividing annualized base rent, by square footage under lease as of December 31, 2016. Annualized base rent per leased unit is calculated by dividing annualized base rent by units under lease as of December 31, 2016.

(5)	Retail anchor tenants are defined as retail tenants leasing 50,000 square feet or more.

(6)	Other principal retail tenants are defined as the two tenants leasing the most square footage, excluding anchor tenants.
(7)    Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases in the following table:

Property	Number of Ground Leases	Square Footage Leased Pursuant to Ground Leases	Aggregate Annualized Base Rent
Carmel Mountain Plaza	6	125,477	$1,193,816
South Bay Marketplace	1	2,824	$91,320
Del Monte Center	2	295,100	$201,291
Alamo Quarry Market	4	31,994	$470,075

(8)
The Hassalo on Eighth property is comprised of the following three multifamily buildings (each with a ground floor retail component): Velomor, Aster Tower and Elwood. The Aster Tower and Elwood multifamily buildings were placed into operations in October 2015 and the Velomor multifamily building was placed into operations in July 2015. The retail component of the Elwood building was placed into operations in April 2016, the retail component of the Velomor building was placed into operations in July 2016 and the retail component of the Aster Tower building was placed into operations in October 2016.

(9)
This property contains 419,371 net rentable square feet consisting of The Landmark at One Market (375,151 net rentable square feet) as well as a separate long-term leasehold interest in approximately 44,220 net rentable square feet of space located in an adjacent six-story leasehold known as the Annex. We currently lease the Annex from an affiliate of the Paramount Group pursuant to a long-term master lease effective through June 30, 2021, which we have the option to extend until 2031 pursuant to two five-year extension options.

Fourth Quarter 2016 Supplemental Information	Page 23

PROPERTY REPORT (CONTINUED)

(10)
In December 2016, the Kmart store at Waikele Center ceased its operations, but continues to remain fully liable for all of its lease obligations until the lease's scheduled expiration on June 30, 2018.

(11)
The Santa Fe Park RV Resort is subject to seasonal variation, with higher rates of occupancy occurring during the summer months. During the 12 months ended December 31, 2016, the highest average monthly occupancy rate for this property was 100%, occurring in August 2016. The number of units at the Santa Fe Park RV Resort includes 122 RV spaces and four apartments.

(12)
Average occupancy represents the percentage of available units that were sold during the three months ended December 31, 2016, and is calculated by dividing the number of units sold by the product of the total number of units and the total number of days in the period. Average daily rate represents the average rate paid for the units sold and is calculated by dividing the total room revenue (i.e., excluding food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services) for the three months ended December 31, 2016 by the number of units sold. Revenue per available room, or RevPAR, represents the total unit revenue per total available units for the three months ended December 31, 2016 and is calculated by multiplying average occupancy by the average daily rate. RevPAR does not include food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services.

Fourth Quarter 2016 Supplemental Information	Page 24

RETAIL LEASING SUMMARY

As of December 31, 2016
Total Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
4th Quarter 2016	14	100%	28,604	$44.50	$42.67	$52,501	4.3%	17.5%	7.3	$555,445	$19.42
3rd Quarter 2016	21	100%	98,723	$31.94	$28.20	$370,189	13.3%	18.2%	7.2	$1,974,000	$20.00
2nd Quarter 2016	15	100%	50,733	$41.90	$40.05	$94,165	4.6%	5.5%	4.2	$166,260	$3.28
1st Quarter 2016	16	100%	81,056	$34.54	$33.82	$58,295	2.1%	9.1%	4.9	$7,000	$0.09
Total 12 months	66	100%	259,116	$36.09	$33.88	$575,150	6.6%	12.3%	5.9	$2,702,705	$10.43

New Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
4th Quarter 2016	4	29%	3,246	$80.62	$77.70	$9,477	3.8%	12.4%	6.1	$51,745	$15.94
3rd Quarter 2016	3	14%	47,066	$24.25	$19.01	$246,521	27.6%	30.4%	10.5	$1,974,000	$41.94
2nd Quarter 2016	3	20%	5,974	$72.08	$70.79	$7,706	1.8%	(11.1)%	7.3	$163,260	$27.33
1st Quarter 2016	—	—%	—	$0.00	$0.00	$—	—%	—%	—	$—	$0.00
Total 12 months	10	15%	56,286	$32.58	$27.89	$263,704	16.8%	15.9%	9.9	$2,189,005	$38.89

Renewal Lease Summary - Comparable (1)(5)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
4th Quarter 2016	10	71%	25,358	$39.88	$38.18	$43,024	4.4%	18.9%	7.5	$503,700	$19.86
3rd Quarter 2016	18	86%	51,657	$38.96	$36.57	$123,668	6.5%	12.3%	4.1	$—	$0.00
2nd Quarter 2016	12	80%	44,759	$37.87	$35.94	$86,459	5.4%	10.2%	3.8	$3,000	$0.07
1st Quarter 2016	16	100%	81,056	$34.54	$33.82	$58,295	2.1%	9.1%	4.9	$7,000	$0.09
Total 12 months	56	85%	202,830	$37.07	$35.53	$311,446	4.3%	11.5%	4.8	$513,700	$2.53

Total Lease Summary - Comparable and Non-Comparable (1)
	Number of Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
4th Quarter 2016	16	31,064	$43.51	7.1	$599,245	$19.29
3rd Quarter 2016	24	103,348	$32.02	7.1	$2,188,512	$21.18
2nd Quarter 2016	17	55,405	$41.18	4.2	$361,513	$6.52
1st Quarter 2016	19	99,198	$33.95	5.8	$1,563,910	$15.77
Total 12 months	76	289,015	$35.67	6.1	$4,713,180	$16.31
Notes:

(1)	Comparable leases represent those leases signed on spaces for which there was a previous lease, including leases signed for the retail portion of our mixed-use property.

(2)	Contractual rent represents contractual minimum rent under the new lease for the first twelve months of the term.

(3)	Prior rent represents the minimum rent paid under the previous lease in the final twelve months of the term.

(4)	Weighted average is calculated on the basis of square footage.

(5)	Excludes renewals at fixed contractual rates specified in the lease.

Fourth Quarter 2016 Supplemental Information	Page 25

OFFICE LEASING SUMMARY

As of December 31, 2016
Total Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
4th Quarter 2016	11	100%	103,401	$38.81	$33.78	$519,828	14.9%	31.8%	4.6	$1,218,128	$11.78
3rd Quarter 2016	12	100%	38,822	$41.43	$37.79	$141,420	9.6%	16.8%	4.2	$729,389	$18.79
2nd Quarter 2016	8	100%	22,535	$39.42	$35.76	$82,428	10.2%	21.4%	4.2	$221,004	$9.81
1st Quarter 2016	19	100%	52,050	$41.38	$37.87	$182,885	9.3%	17.6%	4.3	$677,219	$13.01
Total 12 months	50	100%	216,808	$39.96	$35.69	$926,561	12.0%	24.2%	4.4	$2,845,740	$13.13

New Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
4th Quarter 2016	5	45%	46,060	$40.17	$34.77	$248,871	15.5%	30.7%	3.5	$700,600	$15.21
3rd Quarter 2016	4	33%	10,953	$43.51	$38.64	$53,277	12.6%	13.5%	4.1	$73,700	$6.73
2nd Quarter 2016	2	25%	5,131	$34.34	$33.08	$6,437	3.8%	9.3%	7.4	$144,018	$28.07
1st Quarter 2016	5	26%	14,680	$40.22	$37.29	$43,038	7.9%	19.8%	5.5	$388,840	$26.49
Total 12 months	16	32%	76,824	$40.27	$35.69	$351,623	12.8%	24.3%	4.2	$1,307,158	$17.02

Renewal Lease Summary - Comparable (1)(5)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
4th Quarter 2016	6	55%	57,341	$37.71	$32.98	$270,957	14.3%	32.8%	5.5	$517,528	$9.03
3rd Quarter 2016	8	67%	27,869	$40.61	$37.45	$88,143	8.4%	18.2%	4.3	$655,689	$23.53
2nd Quarter 2016	6	75%	17,404	$40.91	$36.55	$75,991	11.9%	24.9%	3.2	$76,986	$4.42
1st Quarter 2016	14	74%	37,370	$41.84	$38.10	$139,847	9.8%	16.8%	3.8	$288,379	$7.72
Total 12 months	34	68%	139,984	$39.79	$35.68	$574,938	11.5%	24.1%	4.5	$1,538,582	$10.99

Total Lease Summary - Comparable and Non-Comparable
	Number of Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
4th Quarter 2016	16	125,836	$39.48	5.0	$2,796,553	$22.22
3rd Quarter 2016	15	47,637	$42.59	4.8	$1,256,475	$26.38
2nd Quarter 2016	12	35,320	$41.15	4.6	$510,132	$14.44
1st Quarter 2016	25	72,802	$41.06	4.9	$1,484,597	$20.39
Total 12 months	68	281,595	$40.62	4.9	$6,047,757	$21.47
Notes:

(1)	Comparable leases represent those leases signed on spaces for which there was a previous lease.

(2)	Contractual rent represents contractual minimum rent under the new lease for the first twelve months of the term.

(3)	Prior rent represents the minimum rent paid under the previous lease in the final twelve months of the term.

(4)	Weighted average is calculated on the basis of square footage.

(5)	Excludes renewals at fixed contractual rates specified in the lease.

Fourth Quarter 2016 Supplemental Information	Page 26

MULTIFAMILY LEASING SUMMARY

As of December 31, 2016
Lease Summary - Loma Palisades
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
4th Quarter 2016	521	95.1%	$11,930,772	$1,908
3rd Quarter 2016	536	97.8%	$12,083,664	$1,879
2nd Quarter 2016	532	97.1%	$12,102,696	$1,895
1st Quarter 2016	538	98.2%	$12,025,824	$1,862

Lease Summary - Imperial Beach Gardens
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
4th Quarter 2016	155	96.9%	$3,402,948	$1,829
3rd Quarter 2016	156	97.6%	$3,422,268	$1,826
2nd Quarter 2016	155	96.9%	$3,302,964	$1,775
1st Quarter 2016	154	96.3%	$3,247,692	$1,756

Lease Summary - Mariner's Point
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
4th Quarter 2016	86	97.7%	$1,626,312	$1,576
3rd Quarter 2016	86	97.7%	$1,617,708	$1,568
2nd Quarter 2016	86	97.7%	$1,520,064	$1,473
1st Quarter 2016	85	96.6%	$1,505,940	$1,476

Lease Summary - Santa Fe Park RV Resort
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
4th Quarter 2016	101	80.2%	$1,173,324	$968
3rd Quarter 2016	97	77.0%	$1,123,284	$965
2nd Quarter 2016	123	97.6%	$1,475,328	$1,000
1st Quarter 2016	112	89.0%	$1,300,452	$966

Fourth Quarter 2016 Supplemental Information	Page 27

MULTIFAMILY LEASING SUMMARY (CONTINUED)

As of December 31, 2016
Lease Summary - Hassalo on Eighth - Velomor
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
4th Quarter 2016	156	88.1%	$3,130,644	$1,673
3rd Quarter 2016	163	92.1%	$3,211,500	$1,642
2nd Quarter 2016	167	94.3%	$3,202,296	$1,599
1st Quarter 2016	151	85.3%	$2,717,028	$1,500

Lease Summary - Hassalo on Eighth - Aster Tower
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
4th Quarter 2016	287	85.2%	$5,843,700	$1,696
3rd Quarter 2016	288	85.5%	$6,294,240	$1,820
2nd Quarter 2016	286	84.8%	$4,928,244	$1,437
1st Quarter 2016	151	44.8%	$2,450,700	$1,353

Lease Summary - Hassalo on Eighth - Elwood
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
4th Quarter 2016	120	83.9%	$2,208,456	$1,534
3rd Quarter 2016	122	85.3%	$2,424,792	$1,657
2nd Quarter 2016	111	77.6%	$1,936,200	$1,454
1st Quarter 2016	62	43.4%	$969,336	$1,302

Total Multifamily Lease Summary
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
4th Quarter 2016	1,426	90.3%	$29,316,156	$1,713
3rd Quarter 2016	1,448	91.7%	$30,177,456	$1,737
2nd Quarter 2016	1,460	92.5%	$28,467,792	$1,624
1st Quarter 2016	1,253	79.4%	$24,216,972	$1,610

Notes:

(1)	Percentage leased for our multifamily properties includes total units rented as of each respective quarter end date.

(2)	Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) as of each respective quarter end date.

(3)	Annualized base rent per leased unit is calculated by dividing annualized base rent, by units under lease as of each respective quarter end date.

Fourth Quarter 2016 Supplemental Information	Page 28

MIXED-USE LEASING SUMMARY

As of December 31, 2016

Lease Summary - Retail Portion
	Number of Leased Square Feet	Percentage leased (1)	Annualized Base Rent (2)	Annualized base Rent per Leased Square Foot (3)
Quarter
4th Quarter 2016	95,450	98.7%	$10,838,934	$114
3rd Quarter 2016	95,588	98.8%	$10,810,032	$113
2nd Quarter 2016	95,085	98.3%	$10,785,430	$113
1st Quarter 2016	94,601	97.8%	$10,709,209	$113

Lease Summary - Hotel Portion
	Number of Leased Units	Average Occupancy (4)	Average Daily Rate (4)	Annualized Revenue per Available Room (4)
Quarter
4th Quarter 2016	326	88.4%	$311	$275
3rd Quarter 2016	346	93.9%	$357	$335
2nd Quarter 2016	332	89.9%	$307	$276
1st Quarter 2016	321	87.0%	$322	$280
Notes:

(1)	Percentage leased for mixed-use property includes square footage under leases as of December 31, 2016, including leases which may not have commenced as of December 31, 2016.

(2)
Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) for the month ended December 31, 2016 by 12. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(3)	Annualized base rent per leased square foot is calculated by dividing annualized base rent, by square footage under lease as of December 31, 2016.

(4)
Average occupancy represents the percentage of available units that were sold during the three months ended December 31, 2016, and is calculated by dividing the number of units sold by the product of the total number of units and the total number of days in the period. Average daily rate represents the average rate paid for the units sold and is calculated by dividing the total room revenue (i.e., excluding food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services) for each respective quarter period by the number of units sold. Revenue per available room, or RevPAR, represents the total unit revenue per total available units for each respective quarter period and is calculated by multiplying average occupancy by the average daily rate. RevPAR does not include food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services.

Fourth Quarter 2016 Supplemental Information	Page 29

LEASE EXPIRATIONS

As of December 31, 2016
Assumes no exercise of lease options
	Office					Retail				Mixed-Use (Retail Portion Only)				Total
			% of	% of	Annualized		% of	% of	Annualized		% of	% of	Annualized		% of	Annualized
	Expiring		Office	Total	Base Rent	Expiring	Retail	Total	Base Rent	Expiring	Mixed-Use	Total	Base Rent	Expiring	Total	Base Rent
Year	Sq. Ft.		Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)
Month to Month	16,925		0.6%	0.3%	$1.61	13,830	0.4%	0.2%	$38.98	1,782	1.8%	—%	—	32,537	0.6%	$17.41
2017	337,560		12.6	5.8	$40.50	297,709	9.6	5.1	$26.17	15,861	16.4	0.3	$148.63	651,130	11.1	$36.58
2018	306,047		11.4	5.2	$48.96	891,342	28.9	15.2	$19.99	13,607	14.1	0.2	$105.22	1,210,996	20.6	$28.27
2019	333,721	(2)	12.4	5.7	$42.32	350,581	11.3	6.0	$28.69	19,519	20.2	0.3	$92.65	703,821	12.0	$36.93
2020	362,737	(3)	13.5	6.2	$40.71	292,718	9.5	5.0	$22.17	19,798	20.5	0.3	$65.20	675,253	11.5	$33.39
2021	309,204		11.5	5.3	$42.41	155,707	5.0	2.7	$42.98	12,383	12.8	0.2	$235.26	477,294	8.1	$47.60
2022	83,513		3.1	1.4	$33.55	237,600	7.7	4.0	$31.63	12,500	12.9	0.2	$82.97	333,613	5.7	$34.03
2023	154,621		5.8	2.6	$33.87	96,511	3.1	1.6	$20.75	—	—	—	—	251,132	4.3	$28.83
2024	142,201		5.3	2.4	$34.26	241,687	7.8	4.1	$24.22	—	—	—	—	383,888	6.5	$27.94
2025	210,320		7.8	3.6	$29.31	162,586	5.3	2.8	$22.96	—	—	—	—	372,906	6.4	$26.54
2026	22,750		0.8	0.4	$25.59	51,045	1.7	0.9	$36.13	—	—	—	—	73,795	1.3	$32.88
Thereafter	108,818		4.1	1.9	$28.39	136,407	4.4	2.3	$21.67	—	—	—	—	245,225	4.2	$24.65
Signed Leases Not Commenced	28,588		1.1	0.5	—	57,880	1.9	1.0	—	—	—	—	—	86,468	1.5	—
Available	264,632		9.9	4.5	—	103,552	3.4	1.8	—	1,257	1.3	—	—	369,441	6.3	—
Total (4)	2,681,637		100.0%	45.7%	$34.84	3,089,155	100.0%	52.6%	$23.73	96,707	100.0%	1.6%	$112.08	5,867,499	100.0%	$30.26

Assumes all lease options are exercised
	Office					Retail				Mixed-Use (Retail Portion Only)				Total
			% of	% of	Annualized		% of	% of	Annualized		% of	% of	Annualized		% of	Annualized
	Expiring		Office	Total	Base Rent	Expiring	Retail	Total	Base Rent	Expiring	Mixed-Use	Total	Base Rent	Expiring	Total	Base Rent
Year	Sq. Ft.		Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)
Month to Month	16,925		0.6%	0.3%	$1.61	13,830	0.4%	0.2%	$38.98	1,782	1.8%	—%	—	32,537	0.6%	$17.41
2017	214,579		8.0	3.7	$39.15	91,898	3.0	1.6	$33.91	14,821	15.3	0.3	$144.01	321,298	5.5	$42.49
2018	74,899		2.8	1.3	$38.94	51,249	1.7	0.9	$38.30	13,607	14.1	0.2	$105.22	139,755	2.4	$45.16
2019	129,027		4.8	2.2	$40.23	88,327	2.9	1.5	$36.32	7,829	8.1	0.1	$142.35	225,183	3.8	$42.25
2020	152,534		5.7	2.6	$37.76	80,776	2.6	1.4	$27.04	3,476	3.6	0.1	$196.75	236,786	4.0	$36.44
2021	127,183		4.7	2.2	$35.15	90,325	2.9	1.5	$45.39	12,383	12.8	0.2	$235.26	229,891	3.9	$49.95
2022	138,071	(2)	5.1	2.4	$39.12	107,876	3.5	1.8	$35.37	12,930	13.4	0.2	$86.38	258,877	4.4	$39.92
2023	183,604	(3)	6.8	3.1	$45.16	94,743	3.1	1.6	$34.07	—	—	—	—	278,347	4.7	$41.39
2024	119,869		4.5	2.0	$34.76	209,600	6.8	3.6	$28.79	—	—	—	—	329,469	5.6	$30.96
2025	150,846		5.6	2.6	$34.65	99,529	3.2	1.7	$30.10	—	—	—	—	250,375	4.3	$32.84
2026	162,574		6.1	2.8	$36.19	54,013	1.7	0.9	$39.83	—	—	—	—	216,587	3.7	$37.10
Thereafter	918,306		34.2	15.7	$41.05	1,945,557	63.0	33.2	$20.54	28,622	29.6	0.5	$50.46	2,892,485	49.3	$27.35
Signed Leases Not Commenced	28,588		1.1	0.5	—	57,880	1.9	1.0	—	—	—	—	—	86,468	1.5	—
Available	264,632		9.9	4.5	—	103,552	3.4	1.8	—	1,257	1.3	—	—	369,441	6.3	—
Total (4)	2,681,637		100.0%	45.7%	$34.84	3,089,155	100.0%	52.6%	$23.73	96,707	100.0%	1.6%	$112.08	5,867,499	100.0%	$30.26

Fourth Quarter 2016 Supplemental Information	Page 30

LEASE EXPIRATIONS (CONTINUED)

As of December 31, 2016

Notes:

(1)
Annualized base rent per leased square foot is calculated by dividing (i) annualized base rent for leases expiring during the applicable period, by (ii) square footage under such expiring leases. Annualized base rent is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements)) for the month ended December 31, 2016 for the leases expiring during the applicable period by (ii) 12 months.

(2)
The expirations include 19,697 square feet currently leased by Caradigm USA LLC at City Center Bellevue through December 31, 2016, for which Wargaming (Seattle), Inc has signed an agreement to lease such space beginning January 16, 2017 through October 31, 2019 with option to extend the lease through October 31, 2022.

(3)
The expirations include 18,216 square feet currently leased by Caradigm USA LLC at City Center Bellevue through December 31, 2016, for which Nimbus Development, Inc has signed an agreement to lease such space beginning January 1, 2017 through October 31, 2020 with option to extend the lease through October 31, 2023.

(4)	Individual items may not add up to total due to rounding.

Fourth Quarter 2016 Supplemental Information	Page 31

PORTFOLIO LEASED STATISTICS

	At December 31, 2016					At December 31, 2015
Type	Size		Leased (1)		Leased %	Size		Leased (1)		Leased %
Overall Portfolio (2) Statistics
Retail Properties (square feet)	3,089,155		2,985,603		96.6%	3,045,194		3,003,532		98.6%
Office Properties (square feet)	2,681,637		2,417,005		90.1%	2,658,574		2,457,475		92.4%
Multifamily Properties (units)	1,579		1,426		90.3%	1,579		1,159		73.4%
Mixed-Use Properties (square feet)	96,707		95,450		98.7%	96,707		96,707		100.0%
Mixed-Use Properties (units)	369		331	(3)	89.8%	369		331	(3)	89.6%

Same-Store(2) Statistics
Retail Properties (square feet)	3,045,002	(4)	2,951,779		96.9%	3,045,194	(4)	3,003,532		98.6%
Office Properties (square feet)	1,584,775	(5)	1,541,932		97.3%	1,584,594	(5)	1,553,715		98.1%
Multifamily Properties (units)	922	(6)	863		93.6%	922	(6)	881		95.6%
Mixed-Use Properties (square feet)	96,707		95,450		98.7%	96,707		96,707		100.0%
Mixed-Use Properties (units)	369		331	(3)	89.8%	369		331	(3)	89.6%

Notes:

(1)
Leased square feet includes square feet under lease as of each date, including leases which may not have commenced as of that date. Leased units for our multifamily properties include total units rented as of that date.

(2)	See Glossary of Terms.

(3)	Represents average occupancy for the year ended December 31, 2016 and 2015.

(4)
The same-store portfolio excludes Hassalo on Eighth - Retail; the retail component of the Elwood building was placed into operations in April 2016, the retail component of the Velomor building was placed into operations in July 2016 and the retail component of the Aster Tower building was placed into operations October 2016.

(5)	The same-store portfolio excludes Torrey Reserve Campus and Lloyd District Portfolio due to significant redevelopment activity.

(6)
The same-store portfolio excludes Hassalo on Eighth multifamily; the Velomor building was placed into operations and available for occupancy in July 2015 and the Aster Tower and Elwood buildings were placed into operations and available for occupancy in October 2015.

Fourth Quarter 2016 Supplemental Information	Page 32

TOP TENANTS - RETAIL

As of December 31, 2016
	Tenant	Property(ies)	Lease Expiration	Total Leased Square Feet	Rentable Square Feet as a Percentage of Total Retail	Rentable Square Feet as a Percentage of Total	Annualized Base Rent	Annualized Base Rent as a Percentage of Total Retail	Annualized Base Rent as a Percentage of Total
1	Kmart(1)	Waikele Center	6/30/2018	119,590	3.9%	2.0%	$4,544,420	6.2%	2.6%
2	Lowe's	Waikele Center	5/31/2018	155,000	5.0	2.6	4,516,727	6.2	2.5
3	Nordstrom Rack	Carmel Mountain Plaza, Alamo Quarry Market	9/30/2022 10/31/2022	69,047	2.2	1.2	1,990,316	2.7	1.1
4	Sprouts Farmers Market	Solana Beach Towne Centre, Carmel Mountain Plaza, Geary Marketplace	6/30/2019 3/31/2025 9/30/2032	71,431	2.3	1.2	1,919,436	2.6	1.1
5	Old Navy	Alamo Quarry Market, Waikele Center, South Bay Marketplace	9/30/2017 7/31/2020 4/30/2021	59,780	1.9	1.0	*	*	*
6	Marshalls	Carmel Mountain Plaza, Solana Beach Towne Centre	1/31/2019 1/31/2025	68,055	2.2	1.2	1,335,447	1.8	0.8
7	Vons	Lomas Santa Fe Plaza	12/31/2017	49,895	1.6	0.9	1,216,700	1.7	0.7
8	Regal Cinemas	Alamo Quarry Market	3/31/2018	72,447	2.3	1.2	1,122,929	1.5	0.6
9	Gap	Del Monte Center, Waikele Center, Alamo Quarry Market	9/20/2020 2/28/2022 4/30/2024	36,614	1.2	0.6	982,039	1.3	0.6
10	Angelika Film Center	Carmel Mountain Plaza	1/31/2024	34,561	1.1	0.6	958,657	1.3	0.5
	Top 10 Retail Tenants Total			736,420	23.7%	12.5%	$18,586,671	25.3%	10.5%

*	Data withheld at tenant's request.
(1)
In December 2016, the Kmart store at Waikele Center ceased its operations, but continues to remain fully liable for all of its lease obligations until the lease's scheduled expiration on June 30, 2018.

Fourth Quarter 2016 Supplemental Information	Page 33

TOP TENANTS - OFFICE

As of December 31, 2016
	Tenant	Property	Lease Expiration	Total Leased Square Feet	Rentable Square Feet as a Percentage of Total Office	Rentable Square Feet as a Percentage of Total	Annualized Base Rent	Annualized Base Rent as a Percentage of Total Office	Annualized Base Rent as a Percentage of Total
1	salesforce.com	The Landmark at One Market	6/30/2019 4/30/2020 5/31/2021	254,118	9.5%	4.3%	$13,986,276	15.0%	7.9%
2	Autodesk, Inc.	The Landmark at One Market	12/31/2017 12/31/2018	114,664	4.3	2.0	7,969,801	8.5	4.5
3	Veterans Benefits Administration	First & Main	8/31/2020	93,572	3.5	1.6	3,006,453	3.2	1.7
4	Insurance Company of the West	Torrey Reserve Campus	12/31/2016 12/31/2019	69,795	2.6	1.2	2,757,086	3.0	1.6
5	Clearesult Operating, LLC	First & Main	4/30/2025	101,848	3.8	1.7	2,578,353	2.8	1.5
6	State of Oregon: Department of Environmental Quality	Lloyd District Portfolio	10/31/2031	87,787	3.3	1.5	2,458,036	2.6	1.4
7	Caradigm USA LLC	City Center Bellevue	12/31/2016 12/31/2021	68,956	2.6	1.2	2,367,259	2.5	1.3
8	Alliant International University	One Beach Street	10/31/2019	64,161	2.4	1.1	2,363,814	2.5	1.3
9	Treasury Call Center	First & Main	8/31/2020	63,648	2.4	1.1	2,184,302	2.3	1.2
10	HDR Engineering, Inc.	City Center Bellevue	12/31/2017	56,024	2.1	1.0	2,100,900	2.2	1.2
	Top 10 Office Tenants Total			974,573	36.5%	16.7%	$41,772,280	44.6%	23.6%

Fourth Quarter 2016 Supplemental Information	Page 34

APPENDIX

Fourth Quarter 2016 Supplemental Information	Page 35

GLOSSARY OF TERMS

Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA): EBITDA is a non-GAAP measure that means net income or loss plus depreciation and amortization, net interest expense, income taxes, gain or loss on sale of real estate and impairments of real estate, if any. EBITDA is presented because it approximates a key performance measure in our debt covenants, but it should not be considered an alternative measure of operating results or cash flow from operations as determined in accordance with GAAP. The reconciliation of net income to EBITDA for the three months and year ended December 31, 2016 and 2015 is as follows:

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
Net income	$12,408	$11,226	$45,637	$53,915
Depreciation and amortization	18,160	17,238	71,319	63,392
Interest expense	12,788	13,010	51,936	47,260
Interest income	(9)	(55)	(72)	(90)
Income tax expense	(77)	(180)	566	295
Gain on sale of real estate	—	—	—	(7,121)
EBITDA	$43,270	$41,239	$169,386	$157,651

Funds From Operations (FFO): FFO is a supplemental measure of real estate companies' operating performances. The National Association of Real Estate Investment Trusts (NAREIT) defines FFO as follows: net income, computed in accordance with GAAP plus depreciation and amortization of real estate assets and excluding extraordinary items, gains and losses on sale of real estate and impairment losses. NAREIT developed FFO as a relative measure of performance and liquidity of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. However, FFO does not represent cash flows from operating activities in accordance with GAAP (which, unlike FFO, generally reflects all cash effects of transactions and other events in the determination of net income); should not be considered an alternative to net income as an indication of our performance; and is not necessarily indicative of cash flow as a measure of liquidity or ability to pay dividends. We consider FFO a meaningful, additional measure of operating performance primarily because it excludes the assumption that the value of real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure. Comparison of our presentation of FFO to similarly titled measures for other REITs may not necessarily be meaningful due to possible differences in the application of the NAREIT definition used by such REITs.

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GLOSSARY OF TERMS (CONTINUED)

Funds Available for Distribution (FAD): FAD is a supplemental measure of our liquidity. We compute FAD by subtracting from FFO As Adjusted tenant improvements, leasing commissions and maintenance capital expenditures, eliminating the net effect of straight-line rents, amortization of above (below) market rents for acquisition properties, the effects of other lease intangibles, adding noncash amortization of deferred financing costs and debt fair value adjustments, adding noncash compensation expense, and adding (subtracting) unrealized losses (gains) on marketable securities. FAD provides an additional perspective on our ability to fund cash needs and make distributions by adjusting FFO for the impact of certain cash and noncash items, as well as adjusting FFO for recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating FAD and, accordingly, our FAD may not be comparable to other REITs.

Net Operating Income (NOI): We define NOI as operating revenues (rental income, tenant reimbursements, lease termination fees, ground lease rental income and other property income) less property and related expenses (property expenses, ground lease expense, property marketing costs, real estate taxes and insurance). NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expense, other nonproperty income and losses, gains and losses from property dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. Since NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. However, NOI should not be viewed as an alternative measure of our financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact our results from operations.

	Three Months Ended		Year Ended
	December 31,		December 31,
Reconciliation of NOI to net income	2016	2015	2016	2015
Total NOI	$47,711	$45,044	$187,157	$177,617
General and administrative	(4,441)	(3,913)	(17,897)	(20,074)
Depreciation and amortization	(18,160)	(17,238)	(71,319)	(63,392)
Interest expense	(12,788)	(13,010)	(51,936)	(47,260)
Gain on sale of real estate	—	—	—	7,121
Other income (expense), net	86	343	(368)	(97)
Net income	12,408	11,226	45,637	53,915
Net income attributable to restricted shares	(61)	(53)	(189)	(168)
Net loss attributable to unitholders in the Operating Partnership	(3,486)	(2,961)	(12,863)	(15,238)
Net income attributable to American Assets Trust, Inc. stockholders	$8,861	$8,212	$32,585	$38,509

Overall Portfolio: Includes all operating properties owned by us as of December 31, 2016.

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GLOSSARY OF TERMS (CONTINUED)

Same-Store Portfolio, Non-Same Store Portfolio and Redevelopment Same-Store: Information provided on a same-store basis includes the results of properties that we owned and operated for the entirety of both periods being compared except for properties for which significant redevelopment or expansion occurred during either of the periods being compared, properties under development, properties classified as held for development and properties classified as discontinued operations. Information provided on a redevelopment same-store basis includes the results of properties undergoing significant redevelopment for the entirety or portion of both periods being compared. The following table shows the properties included in the same-store, non-same store and redevelopment same-store portfolio for the comparative periods presented.

	Comparison of Three Months Ended			Comparison of Year Ended
	December 31, 2016 to 2015			December 31, 2016 to 2015
	Same-Store	Non Same-Store	Redevelopment Same-Store	Same-Store	Non Same-Store	Redevelopment Same-Store
Retail Properties
Carmel Country Plaza	X		X	X		X
Carmel Mountain Plaza	X		X	X		X
South Bay Marketplace	X		X	X		X
Lomas Santa Fe Plaza	X		X	X		X
Solana Beach Towne Centre	X		X	X		X
Del Monte Center	X		X	X		X
Geary Marketplace	X		X	X		X
The Shops at Kalakaua	X		X	X		X
Waikele Center	X		X	X		X
Alamo Quarry Market	X		X	X		X
Hassalo on Eighth - Retail		X			X
Office Properties
Torrey Reserve Campus		X	X		X	X
Solana Beach Corporate Centre	X		X	X		X
The Landmark at One Market	X		X	X		X
One Beach Street	X		X	X		X
First & Main	X		X	X		X
Lloyd District Portfolio		X	X		X	X
City Center Bellevue	X		X	X		X
Multifamily Properties
Loma Palisades	X		X	X		X
Imperial Beach Gardens	X		X	X		X
Mariner's Point	X		X	X		X
Santa Fe Park RV Resort	X		X	X		X
Hassalo on Eighth		X			X
Mixed-Use Properties
Waikiki Beach Walk - Retail	X		X	X		X
Waikiki Beach Walk - Embassy Suites™	X		X	X		X
Development Properties
Sorrento Pointe - Construction in Progress		X			X
Solana Beach Corporate Centre - Land		X			X
Solana Beach - Highway 101 - Land		X			X
Lloyd District Portfolio - Land		X			X
Tenant Improvements and Incentives: Represents not only the total dollars committed for the improvement (fit-out) of a space as it relates to a specific lease but may also include base building costs (i.e. expansion, escalators, new entrances, etc.) which are required to make the space leasable. Incentives include amounts paid to tenants as an inducement to sign a lease that do not represent building improvements.

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